SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ------------------------


                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 9, 1998


                        JOHN ALDEN FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                       1-11396             59-2840712
----------------------------            ------------         ----------------
(State or Other Jurisdiction            (Commission           (IRS Employer
  of Incorporation)                     File Number)        Identification No.)



  7300 CORPORATE CENTER DRIVE, MIAMI, FLORIDA                      33126-1208
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       (Address of Principal Executive Offices)                    (Zip Code)


                                (305) 715-3767
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

      On March 9, 1998, John Alden Financial Corporation, a corporation organized and existing under the laws of the State of Delaware ("John Alden"), Fortis, Inc., a corporation organized and existing under the laws of the State of Nevada ("Fortis"), and JAFCO Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware and a wholly owned subsidiary of Fortis ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into John Alden (the "Merger"). The Board of Directors of John Alden approved the Merger at its meeting held on March 8, 1998.

      Upon consummation of the Merger and in accordance with the terms of the Merger Agreement, each share of John Alden common stock, par value $.01 per share ("John Alden Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time"), excluding shares with respect to which statutory appraisal rights have been perfected, will be converted into the right to receive $22.50 in cash from Fortis, and each share of 9% Cumulative Preferred Stock, par value $.01 per share, of John Alden issued and outstanding immediately prior to the Effective Time will be redeemed for cash at the Effective Time in accordance with the terms thereof.

      In addition, at the Effective Time, (i) each option or other right to acquire shares of John Alden Common Stock pursuant to stock options, stock appreciation rights, restricted stock awards or performance share awards granted by John Alden and outstanding at the Effective Time, whether or not then exercisable or vested (collectively, the "John Alden Options"), will become fully exercisable and vested, (ii) each such John Alden Option will be canceled and (iii) in consideration of such cancellation, Fortis will pay to each such holder of John Alden Options an amount in cash equal to the product of (1) the difference (if positive) between $22.50 and the exercise price per share under the respective John Alden Option and (2) the number of shares of John Alden Common Stock subject thereto.

      Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement and the Merger by the shareholders of John Alden; (ii) receipt of requisite regulatory approvals and expiration or termination of all waiting periods required by law; (iii) no law or order having been enacted or issued or any other action taken by a governmental authority which prohibits, restricts or makes illegal consummation of the transactions contemplated by the Merger Agreement; (iv) no distribution date having occurred under John Alden's shareholder rights plan, and the rights thereunder not having become non-redeemable or exercisable upon consummation of the Merger; (v) the exchange agent for the Merger having delivered to John Alden a certificate, dated as of the Effective Time, to the effect that Fortis has deposited sufficient funds to



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pay the aggregate cash payments required to be paid to holders of John Alden
Common Stock in the Merger; and (vi) satisfaction of certain other conditions.

      Further, the Merger Agreement may be terminated prior to consummation of the Merger, whether before or after approval thereof by John Alden shareholders (except in the case of clause (iv) below), under certain circumstances, including, among others and subject to certain limitations: (i) by mutual consent of John Alden and Fortis; (ii) by either John Alden or Fortis if the Merger is not consummated by September 30, 1998 (subject to being extended for up to an additional three months by either party if all conditions to consummation of the Merger other than the receipt of requisite regulatory approvals have been satisfied or waived prior to such date); (iii) by either John Alden or Fortis if any order permanently enjoining or prohibiting consummation of the Merger has become final and non-appealable; (iv) by John Alden to enter into an agreement with respect to an unsolicited competing acquisition proposal that is more favorable than that contemplated by the Merger Agreement (a "Superior Proposal") (John Alden being permitted under the Merger Agreement to provide information on a confidential basis and negotiate with respect to and to recommend to John Alden shareholders such a Superior Proposal if the John Alden Board of Directors determines in good faith that such actions are required to comply with the directors' fiduciary duties), provided that the John Alden shareholders have not theretofore approved the Merger Agreement and the Merger; (v) by John Alden or Fortis if the John Alden shareholders do not approve the Merger Agreement and the Merger at the meeting convened therefor; and (vi) by Fortis if John Alden enters into a binding agreement with respect to a Superior Proposal.

      The Merger Agreement and the Merger will be submitted for approval at a meeting of the shareholders of John Alden. Prior to such meeting, John Alden will mail to its shareholders a proxy statement with respect to such shareholder meeting.

      In connection with the Merger Agreement, John Alden and Fortis entered into a Stock Option Agreement, dated as of March 9, 1998 (the "Stock Option Agreement"), pursuant to which John Alden granted to Fortis an irrevocable option to purchase, under certain circumstances, up to 4,880,108 shares of John Alden Common Stock at a price, subject to certain adjustments, of $22.50 per share (the "Fortis Option"). The Fortis Option, if exercised, would equal, before giving effect to the exercise of the Fortis Option, 19.9% of the total number of shares of John Alden Common Stock currently outstanding. The Fortis Option was granted by John Alden as a condition and inducement to Fortis' willingness to enter into the Merger Agreement. Under certain circumstances and subject to certain limitations, John Alden may be required to repurchase the Fortis Option and all of the shares acquired pursuant to the exercise of the Fortis Option.

      The preceding descriptions of the Merger Agreement and Stock



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Option Agreement are qualified in their entirety by reference to the copies of the Merger Agreement and Stock Option Agreement included as Exhibits 2.1 and 2.2 hereto, respectively, and which are hereby incorporated herein by reference. The press release, dated March 9, 1998, issued by John Alden and included as Exhibit
99.1 hereto is hereby incorporated herein by reference.















































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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit     Description

2.1 Agreement and Plan of Merger, dated as of March 9, 1998, by and among John Alden Financial Corporation, Fortis, Inc. and JAFCO Acquisition Corp.

2.2 Stock Option Agreement, dated as of March 9, 1998, by and between John Alden Financial Corporation, as issuer, and Fortis, Inc., as grantee.

99.1 Text of press release, dated March 9, 1998, issued by John Alden Financial Corporation.

































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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 1998

                                    JOHN ALDEN FINANCIAL CORPORATION

                                    By:   /s/ Scott L. Stanton

                                          Name:  Scott L. Stanton
                                          Title: Senior Vice President
                                                 and Chief Financial
                                                 Officer

































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                                  EXHIBIT INDEX

Exhibit     Description of Exhibit

2.1 Agreement and Plan of Merger, dated as of March 9, 1998, by and among John Alden Financial Corporation, Fortis, Inc. and JAFCO Acquisition Corp.

2.2 Stock Option Agreement, dated as of March 9, 1998, by and between John Alden Financial Corporation, as issuer, and Fortis, Inc., as grantee.

99.1 Text of press release, dated March 9, 1998, issued by John Alden Financial Corporation.

































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